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                                                                 EXHIBIT 23.2
                                                                 ------------

                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-48364, 333-38420, 333-31696, 333-93117,
333-92327, 333-11294, 333-88421 and 333-39553) of our report dated March 27,
2003 on our audit of the consolidated financial statements of Applied Digital Solutions, Inc. and subsidiaries for the year ended December 31, 2002, included in the Annual Report on Form 10-K/A.

Eisner LLP

New York, New York
December 11, 2003